SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): January 22, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.                                   Other Events

WJ Communications, Inc. (the “Company”) is filing, as an exhibit to this Form 8-K, a form of underwriting agreement among the Company, the selling stockholders and J.P. Morgan Securities Inc., as representative of the several underwriters.  The agreement is incorporated by reference into this report and into the Company’s registration statement (File No. 333-110111) that was declared effective by the Securities and Exchange Commission on December 29, 2003.

Item 7.                                   Financial Statements and Exhibits.

(c).                               Exhibits

1.1                                 Form of Underwriting Agreement among the Company, selling stockholders and J.P. Morgan Securities, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer

Dated: January 22, 2004